UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 5, 2025

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
3.375% Notes due 2027	IBM 27F	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30A	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
3.625% Notes due 2031	IBM 31B	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
3.750% Notes due 2035	IBM 35	New York Stock Exchange
4.875% Notes due 2038	IBM 38	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
4.000% Notes due 2043	IBM 43	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
5.875% Debentures due 2032	IBM 32D	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-276739 on Form S-3, effective January 29, 2024, the documents included as (1) Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 relating to €3,500,000,000 aggregate principal amount of debt securities of the Registrant (the “Euro Notes”), (2) Exhibits 1.2, 4.5, 4.6, 4.7, 4.8 and 4.9 relating to $4,750,000,000 aggregate principal amount of debt securities of the Registrant (the “USD Notes” and, together with the Euro Notes, the “Notes”) and (3) Exhibits 5.1 and 23.1 regarding the Notes. The Euro and the USD Notes were offered by means of separate prospectus supplements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement dated February 5, 2025 among International Business Machines Corporation and BNP PARIBAS, Banco Santander, S.A., Barclays Bank PLC, Deutsche Bank AG, London Branch, RBC Europe Limited, SMBC Bank International plc, Société Générale, U.S. Bancorp Investments, Inc., Wells Fargo Securities International Limited, Banco Bilbao Vizcaya Argentaria, S.A., Canadian Imperial Bank of Commerce, London Branch, ING Bank N.V., Belgian Branch, Mizuho International plc, MUFG Securities EMEA plc, Scotiabank (Ireland) Designated Activity Company, Academy Securities, Inc., Bancroft Capital, LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC, as the Underwriters
1.2	Underwriting Agreement dated February 5, 2025 among International Business Machines Corporation and BNP Paribas Securities Corp., Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC, Santander US Capital Markets LLC, SG Americas Securities, LLC, SMBC Nikko Securities America, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as the Representatives of the Underwriters
4.1	Form of 2.900% Note due 2030
4.2	Form of 3.150% Note due 2033
4.3	Form of 3.450% Note due 2037
4.4	Form of 3.800% Note due 2045
4.5	Form of 4.650% Note due 2028
4.6	Form of 4.800% Note due 2030
4.7	Form of 5.000% Note due 2032
4.8	Form of 5.200% Note due 2035
4.9	Form of 5.700% Note due 2055
5.1	Opinion of Jane P. Edwards, Vice President, Assistant General Counsel and Secretary regarding the Notes
23.1	Consent of Jane P. Edwards, Vice President, Assistant General Counsel and Secretary (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 7, 2025

	By:	/s/ Brien Wierzchowski
Brien Wierzchowski
Vice President and Treasurer